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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of A.D.A.M. Software, Inc.

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-7785) of A.D.A.M. Software, Inc. of our report dated May 14, 1999, appearing on page F-1 of this form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP
Atlanta, Georgia
June 29, 1999